Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	39,804.07
Total Transaction Valuation	288,226,447.10
Total Offset Amount	0.00
Net Fee	$ 39,804.07